                                                                EXHIBIT 10.18(a)


                                 COGNOVIT DEMAND
                                 PROMISSORY NOTE

$618,000.00                                                     February 4, 1999
                                                                    Toledo, Ohio

         OTTAWA RIVER STEEL CO., an Ohio corporation, having an address at 805 Chicago St., Toledo, Ohio 43611 ("Borrower"), shall pay upon demand to the order of WILLIAM D. FENIGER, having an address c/o Meridian National Corporation, 805 Chicago St., Toledo, Ohio 43611 ("Lender"), the principal sum of Six Hundred Eighteen Thousand and 00/100 Dollars ($618,000.00), plus interest on the outstanding balance which shall accrue at an annual rate of nine and one-quarter percent (9 1/4%) per annum, unless the Default Rate is applicable, as set forth below.

         1. Payments Prior to Demand. Prior to the making of any demand for payment, the Borrower shall make monthly payments to Lender on the 1st day of each month, commencing March 1, 1999, in the amount of Fifteen Thousand and 00/100 Dollars ($15,000.00). Such payments shall be credited first to accrued interest, then to reimbursement for a $1,000 per month fee being paid under the NCB Loan (as hereinafter defined), then to principal.

         2. Place of Payment. Borrower shall make all payments on this Note to Lender at 805 Chicago St., Toledo, Ohio 43611, or at such other place as the holder hereof may designate.

         3. Default Rate of Interest. If the Borrower does not pay the full amount of principal and accrued interest immediately upon demand, then, commencing with the date of demand, all principal and interest then due and owing pursuant to this Note shall bear interest at a default rate the ("Default Rate") of interest of thirteen and one-quarter percent (13 1/4%) per annum. Additionally, if the Borrower fails to make all or any portion of any payment required by Section 1 by the 10th day of any month, then the amount not paid shall be subject to a late fee equal to the greater of twenty dollars ($20.00) or five percent (5%) of the unpaid amount.

         4. Prepayment. Borrower may prepay this Note in whole or in part at any time without penalty.

         5. Limitation on Lender's Demand for Payment. The parties acknowledge that, on the date hereof, the Lender has obtained from National City Bank ("NCB") a loan (the "NCB Loan") in the amount of Six Hundred Eighteen Thousand and 00/100 Dollars ($618,000.00), the proceeds of which are being used to make the loan to the Borrower pursuant to this Note. The Lender agrees not to demand payment pursuant to this Note until the earlier to occur of: (a) the NCB Loan matures by its terms, including any extension or extensions of the maturity date that may be agreed to between the Lender and NCB; (b) NCB exercises any right of acceleration under the documents evidencing the NCB loan; or (c) the Borrower is in default of any obligation under this Note or any Collateral Document (as hereinafter defined).

         6. Waivers. None of the following shall be a course of dealing, estoppel, waiver or the like on which any party to this Note or any Collateral Document may rely: (a) Lender's acceptance of one or more late or partial payments; (b) Lender's forbearance from exercising any right or remedy under this Note or any Collateral Document; or (c) Lender's forbearance from exercising any right or remedy under this Note or any Collateral Document on any one or more occasions. Lender's exercise of any rights or remedies or a part of a right or remedy on one or more occasions shall not preclude Lender from exercising the right or remedy at any other time. Lender's rights and remedies under this Note, the Collateral Documents, and the law and equity are cumulative to, but independent of, each other.

         7. Representations. Borrower: (a) acknowledges that Lender would not have extended the credit evidenced by this Note and will not continue to extend the credit but for its obligations herein; (b) warrants that it has executed this Note or Collateral Document to induce Lender to extend and to continue to extend the credit; (c) warrants that it has received good and valuable consideration for executing this Note or any Collateral Document; (d) warrants that it has not executed this Note or any Collateral Document in reliance upon the existence of any security for or guaranty or promise of the payment of this Note; and (e) warrants that the execution, delivery and performance of this Note have been approved by all requisite corporate action on the part of the Borrower.

         8. Indulgences. Without notice, Lender may do or refrain from doing anything affecting this Note or any Collateral Document, as many times as Lender desires, including the following (a) granting or not granting any indulgences to anyone liable for payment of this Note or to anyone liable under any Collateral Document; (b) releasing any security or anyone or any property from liability on this Note or any Collateral Document; and (c) entering into an agreement with Borrower to amend this Note or any Collateral Document, including extending the time for payment of this Note.

         9. No Release of Liability. No obligations of any party to this Note shall be affected by (a) any default in this Note or any Collateral Document when accepted by Lender or arising any time thereafter; (b) the unenforceability of or defect in this Note or in any Collateral Document or any interest conveyed by any Collateral Document; (c) any decline in the value of any interest in any property conveyed by any Collateral Document; or (d) the insolvency, dissolution, liquidation or winding up of affairs of any party to this Note or any Collateral Document or the start of insolvency proceedings by or against any such party. EACH PARTY TO THIS NOTE AND EACH COLLATERAL DOCUMENT WAIVES ALL SURETYSHIP AND OTHER SIMILAR DEFENSES. No party to this Note or any Collateral Document may enforce any right of subrogation or contribution unless and until this Note is paid in full and waives all rights of subrogation against any party that is subject to insolvency proceedings.

         10. Security. This Note is secured by the following documents, dated of even date herewith: Unconditional Guaranty of Meridian National Corporation, a Delaware corporation;

Security Agreement of the Borrower in favor of the Lender; and Mortgage of the Borrower in favor of the Lender (herein referred to collectively as the "Collateral Documents").

         11. Representation and Warranty Regarding Business Purpose. Borrower represents and warrants that the loan evidenced by this Note is for business purposes and constitutes a business loan as that term is used in Section 1343.01 of the Ohio Revised Code and is not primarily for personal, family, household, or agricultural purposes and does not constitute a "consumer loan" or a "consumer transaction".

         12. Waiver of Demands. AS TO THIS NOTE, THE COLLATERAL DOCUMENTS, AND ANY OTHER INSTRUMENT WHICH MAY SECURE THIS NOTE, BORROWER WAIVES ALL APPLICABLE EXEMPTION RIGHTS, WHETHER UNDER THE STATE CONSTITUTION, HOMESTEAD LAWS OR OTHERWISE, AND ALSO WAIVES VALUATION AND APPRAISEMENT, PROTEST, PRESENTMENT AND DEMAND, NOTICE OF PROTEST, DEMAND AND DISHONOR AND NONPAYMENT OF THIS NOTE, AND EXPRESSLY AGREES THAT THE MATURITY DATE OF THIS NOTE, OR ANY PAYMENT DUE HEREUNDER, MAY BE EXTENDED FROM TIME TO TIME AND THAT ANY SECURITY HELD FOR PAYMENT HEREOF MAY BE SUBSTITUTED OR RELEASED AT ANY TIME AND FROM TIME TO TIME WITHOUT IN ANY WAY AFFECTING THE LIABILITY OF THE BORROWER.

         13. Notices. All notices, demands, requests and consents (hereinafter "notices") given or made pursuant to this Note shall be in writing, shall be addressed to the addresses set forth in the introductory paragraph hereof or such other address as either party may designate for itself by a notice complying with this Section, and shall be served by: (i) personal delivery; (ii) United States mail, postage prepaid; (iii) facsimile ("fax") transmission, or
(iv) nationally recognized overnight courier service. All notices shall be deemed to be given upon the earlier of actual receipt, three (3) business days after mailing or one (1) business day after deposit with the overnight courier. Any notices meeting the requirements of this Section shall be effective, regardless of whether or not actually received.

         14. WAIVER OF TRIAL BY JURY. THE BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR ANY INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY

COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         15. Attorneys' Fees and Expenses. Borrower shall pay to Lender all reasonable costs and expenses incurred by Lender in enforcing or preserving Lender's rights under this Note, or any Collateral Document, including but not limited to, (a) attorneys' and paralegals' fees and disbursements; (b) the fees and expenses of any litigation, administrative, bankruptcy, insolvency, receivership and any other similar proceeding; (c) court costs; (d) the expenses of Lender, its employees, agents, attorneys and witnesses in preparing for litigation, administrative, bankruptcy, insolvency and other proceedings and for lodging, travel, and attendance at meetings, hearings, depositions, and trials; and (e) consulting and witness fees incurred by Lender in connection with any litigation or other proceeding.

         16. Governing Law. This Note is made at Toledo, Ohio and is being signed in Lucas County, Ohio and shall be construed under the laws of the State of Ohio.

         17. Assignment. Borrower shall not assign its rights nor delegate its obligations under this Note, except with the written consent of the Lender. Borrower acknowledges that this Note will be assigned with recourse to National City Bank and, further, the Borrower acknowledges and agrees that all rights and benefits under this Agreement shall inure to the benefit of National City Bank.

         18. Amendment. This Note may be amended only through a writing signed by the Borrower and the Lender, and with the written consent of National City Bank.

         19. Warrant of Attorney. With full knowledge of all constitutional rights under the Constitutions of the State of Ohio and the United States of America, Borrower irrevocably authorizes any attorney at law, including, but not limited to, the attorney for Lender to appear in any court of record in the State of Ohio, or in any other state or territory of the United States, or in any court of the United States, after the indebtedness hereunder becomes due; to waive the issuing and service of process; to confess judgment against Borrower and against any such surety, guarantor or endorser hereof in favor of any holder of the Note, for the indebtedness then due hereunder, together with costs of suit, and thereupon to release all errors and waive all rights of appeal and stay of execution. Borrower with full knowledge and understanding of its rights under the Constitutions of the State of Ohio and the United States of America voluntarily and knowingly (a) waives any conflict of interest that may arise from Lender's attorney confessing judgment on behalf of Borrower; (b) consents to the payment of a fee by Lender to the attorney who confesses judgment on behalf of Borrower; and (c) waives right to notice and hearing prior to a judgment being confessed against it if it should default under the terms hereof. No judgment based on the non-payment of less than all of the amount due shall be a bar to a subsequent judgment based on non-payment of the remainder or other portions of the amount due.

         WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.



                                               OTTAWA RIVER STEEL CO.



                                               By: /s/ James L. Rosino
                                                   -----------------------------
                                                       James L. Rosino,
                                                       Vice President, Finance